IBRR-SAI SUP-2

Statement of Additional Information Supplement dated June 16, 2017

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, AX, B, C, CX, R, RX, R5, R6 and Y shares of the Funds listed below:

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Balanced-Risk Retirement Now Fund

The Statement of Additional Information for Invesco Balanced-Risk Retirement Now Fund is supplemented as follows:

The following sub-adviser is hereby added to the list of affiliated sub-advisers appearing after the first paragraph under the heading “Investment Advisory and Other Services – Investment Sub-Advisers” in the Statement of Additional Information.

Invesco PowerShares Capital Management LLC (Invesco PowerShares)

IBRR-SAI SUP-2